GLOBAL EQUITY FUND
                               SEMI-ANNUAL REPORT

                             IAI LATIN AMERICA FUND

                                 APRIL 30, 1997

                                   (UNAUDITED)



                                   [LOGO] IAI

                                  MUTUAL FUNDS




                                TABLE OF CONTENTS

                             IAI LATIN AMERICA FUND


                               SEMI-ANNUAL REPORT
                                 APRIL 30, 1997
                                   (UNAUDITED)


                Chairman's Letter...............................2

                Fund Manager's Review...........................4

                Fund Portfolio..................................7

                Notes to Fund Portfolio.........................9

                Statement of Assets and Liabilities............10

                Statement of Operations........................11

                Statement of Changes in Net Assets.............12

                Financial Highlights...........................13

                Notes to Financial Statements..................14

                IAI Mutual Fund Family.........................17

                Adviser, Custodian, Legal Counsel,
                Independent Auditors,
                Directors.......................Inside Back Cover




                                CHAIRMAN'S LETTER
                             IAI LATIN AMERICA FUND


THE DOW LEADS THE WORLD

[PHOTO]
NOEL P. RAHN
CHAIRMAN

The U.S. stock market continues to offer pleasant surprises, with the Dow Jones Industrial Average up more than 60% during the past two years--breaking through 7000 on February 13. As we move through 1997, most of the conditions which led to that runup are still intact: low inflation, relatively low interest rates, moderate economic growth and strong corporate productivity.

In contrast, global stock markets continue to lag the United States, as Japan's economy continues to struggle and Europe grapples with the upcoming unification of its currency. Throughout much of the 1990s, the U.S. stock market has outperformed international markets. However, the reverse was generally true in the 1980s. We continue to see international markets as an excellent diversification strategy.

For much of 1996, the U.S. bond market endured a bumpy ride, as interest rates rose steadily, ignited by a spring quarter that was one of the strongest economic periods in years. Indeed, for much of the spring and summer, the benchmark 30-year Treasury bond traded at about 7% as investors feared inflation and action by the Federal Reserve Board to slow the economy. However, by the fall, the economy slowed down and the Fed chose not to tighten credit. Even when the economy rebounded in the fourth quarter, the Fed didn't act because there was still no sign of inflation.

The Fed, however, is a vigilant observer of the economy and is very sensitive to potential inflation. Since the economy is at full employment and energy prices have been rising, it wouldn't be surprising to see an uptick in inflation in the months ahead. That could cause interest rates to rise and put the brakes on the stock and bond markets.

If you're a long-term investor, then you should be concerned that you've properly diversified your portfolio among stocks and bonds, perhaps increasing your focus on bonds as you approach retirement and require income. If you are a young investor and you're just starting your investment program, international equities are a good place to be for growth. Wherever you are in life, you should make sure that your investment portfolio generally reflects your long-term investment goals for 1997 and beyond.



                                CHAIRMAN'S LETTER
                             IAI LATIN AMERICA FUND

ECONOMIC OUTLOOK

Larry Hill, IAI's Chief Fixed Income Officer, provides his economic outlook below.

The current level of rates is high enough to discourage speculation on rising prices but not high enough to discourage capital spending. In fact, capital spending has been a leader in the current expansion. In particular, spending on technology has exhibited remarkable strength. During the last four quarters, spending on technology has increased by about 44% while prices paid for technology have declined by 22%. Although official statistics do not show a rising trend of productivity, we suspect that productivity is understated by a wide margin because government statistics cannot pick up the explosion in software and technology that is driving many business productivity gains today. With greater levels of capital spending and non-inflationary global economic policies, inflation remains well contained.

The Fed recently made a preemptive strike against inflation. This will not be positive for either stocks or bonds in the near term. However, diligence against higher inflation should prove beneficial for the economy and the markets in the long term.

Please read the Fund Manager's Review, which follows this letter, for a detailed perspective on the Fund's performance and our strategy going forward. We appreciate your continued trust and confidence in IAI. If there is any way we can serve you better, please let us know by calling our toll-free Investor Services Hotline at 1-800-945-3863.

Sincerely,


/s/ Noel P. Rahn

Noel P. Rahn

Chairman



                              FUND MANAGER'S REVIEW
                             IAI LATIN AMERICA FUND


IAI LATIN AMERICA FUND

[PHOTO]
ROY C. GILLSON
IAI LATIN AMERICA
FUND MANAGER

FUND OBJECTIVE

IAI Latin America Fund's objective is long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in the securities of Latin American issuers.

FACTORS AFFECTING THE PAST SIX-MONTH PERFORMANCE

Latin America has been the leading region in emerging markets so far in 1997. An upturn in economic growth has paved the way for higher corporate profitability. Brazil has been strong on positive political moves.

Brazilian economic growth has begun to slow down recently, an exception to the region's upturn. Nevertheless, the Brazilian equity market continues to be the most buoyant in the region. Telebras and Electrobras have been the two best performing stocks in the portfolio. The congressional stamp of approval for the re-election of President Cardoso and progress on privatization continue to propel the market higher. Corporate valuations in Brazil remain compelling, but the government will soon have to show progress toward achieving fiscal and foreign trade balance.

Investment spending, an attractively priced currency and capital inflows continue to drive the Mexican market. Exporters and capital goods manufacturers have increased sales and led the strong GDP numbers registered in the fourth quarter of 1996 and first quarter of 1997. A broad based economic recovery, which includes the Mexican consumer, should follow. Fomento Economico Mexicano, a bottler of Coca-Cola, led the Mexican holdings advance, and was subsequently sold as its price reached our full value target.

Economic growth in Argentina and Peru is accelerating in 1997. Chile's central bank is easing monetary policy and economic activity is sure to respond.

OUTLOOK

The portfolio has had a balanced spread of investments, broadly reflecting the underlying country weightings within the IFC Investable Index. In Brazil, consideration will be given to moving into private sector companies as the privatization process unlocks the value potential of the former government sector enterprises. In Mexico, consumer-oriented issues may come into favor as the purchasing power of the Mexican consumer recovers.

Latin America is very fertile ground for our value-based approach to investing. These markets will continue to show some volatility in the short term, but we are confident that our long-term approach to investing will allow us to continue to provide superior returns at lower risk than the markets.



                              FUND MANAGER'S REVIEW
                             IAI LATIN AMERICA FUND


PORTFOLIO WEIGHTING:
IAI LATIN AMERICA FUND VS. IFC INVESTABLE LATIN AMERICA INDEX

                                         4/30/97
                     -------------------------------------------------   Country Returns
                       IAI Latin America            IFCInvestable        for the Period
                             Fund                Latin America Index      Ended 4/30/97
=========================================================================================
 LATIN AMERICA
   Argentina                   9%                        12%                   23.8%
   Brazil                     39                         38                    65.1%
   Chile                       9                         16                     4.6%
   Colombia                    2                          4                    38.1%
   Mexico                     32                         25                    12.0%
   Peru                        7                          3                    13.3%
   Venezuela                   2                          2                    63.5%
----------------------------------------------------------------------
 TOTAL                       100%                       100%
======================================================================




TOP TEN HOLDINGS
                                                                         % of Net Assets
                                                                       -------------------
 Issue                              Country       Industry                   4/30/97
==========================================================================================
 Panamerican Beverages ADR          Mexico        Consumer Non-Durables        5.05
 Telecomunicacoes Brasileiras       Brazil        Utilities                    4.10
 Telecomunicacoes Brasileiras ADR   Brazil        Utilities                    3.94
 Credicorp ADR                      Peru          Financial                    3.51
 Vale Do Rio Doce                   Brazil        Non-Energy Minerals          3.49
 Tecidos Norte de Minas             Brazil        Process Industries           3.30
 DESC Series B                      Mexico        Producer Manufacturing       3.13
 Multicanal Participacoes ADR       Brazil        Consumer Services            3.12
 YPF ADR                            Argentina     Energy Minerals              3.08
 Petroleo Brasileiro                Brazil        Energy Minerals              3.03
------------------------------------------------------------------------------------------
 TOTAL                                                                        35.75



                              FUND MANAGER'S REVIEW
                             IAI LATIN AMERICA FUND


NOTE TO CHAIRMAN'S LETTER & FUND MANAGER'S REVIEW

PERFORMANCE DATA FOR THE IAI LATIN AMERICA FUND INCLUDES CHANGES IN SHARE VALUE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S INVESTMENT RETURN AND PRINCIPAL MAY FLUCTUATE, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING CHARGES AND EXPENSES, IS AVAILABLE IN THE PROSPECTUS. PLEASE READ THE FUND'S PROSPECTUS CAREFULLY BEFORE INVESTING. ALL INDICES CITED ARE UNMANAGED, AND ARE EITHER TRADEMARKS, REGISTERED TRADEMARKS OR COPYRIGHTS OF THEIR RESPECTIVE SPONSORING COMPANIES.



TOP FIVE COUNTRIES
% OF NET ASSETS AS OF 4/30/97

[BAR CHART]

BRAZIL              37.2%

MEXICO              30.6%

CHILE                9.3%

ARGENTINA            8.9%

PERU                 5.7%



VALUE OF $10,000 INVESTMENT+

[PLOT POINTS CHART]

             IAI Latin America Fund    IFC Investable Latin
              (Inception 12/12/96)         America Index

12/12/96             $10,000                  $10,000
12/31/96             $10,370                  $10,264
 1/31/97             $11,360                  $11,210
 2/28/97             $12,010                  $11,942
 3/31/97             $11,790                  $11,816
 4/30/97             $12,261                  $12,309



TOTAL RETURN+
THROUGH 4/30/97

                                                               Since Inception
                                                                   12/12/96
================================================================================
   IAI LATIN AMERICA FUND                                           22.60%
--------------------------------------------------------------------------------
   IFC Investable Latin America Index                               23.09%*

+  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
*  SINCE 12/01/96




                                 FUND PORTFOLIO
                             IAI LATIN AMERICA FUND


                                 APRIL 30, 1997
          (PERCENTAGE FIGURES INDICATE PERCENTAGE OF TOTAL NET ASSETS)
                                   (UNAUDITED)

COMMON STOCKS - 67.6%
                                              Market
                                Quantity    Value (a)
--------------------------------------------------------
ARGENTINA - 8.9%
Internacional de
   Bebidas y Alimentos
   (Consumer Non-Durables)       21,817   $    42,551
Telefonica de Argentina ADR
   (Utilities)                    2,794        92,901
Transportadora de Gas del Sur
   ADR(Utilities)                 9,650       120,625
YPFADR (Energy Minerals)          4,872       134,589
--------------------------------------------------------
                                              390,666
--------------------------------------------------------
BRAZIL - 11.0%
Telecomunicacoes Brasileiras
   (Utilities)                1,664,000       179,448
Telecomunicacoes Brasileiras
   ADR (Utilities)                1,501       172,240
Usinas Siderurgicas de
   Minas Gerais ADR
   (Non-Energy Minerals)         10,917       128,275
--------------------------------------------------------
                                              479,963
--------------------------------------------------------
CHILE - 9.3%
Enersis ADR (Utilities)           4,076       128,394
Five Arrows Chile
   Investment Trust (Financial)  26,267        84,580
Telecomunicaciones de Chile
   ADR (Utilities)                2,922        94,600
Vina Concha Y Toro ADR
   (Consumer Non-Durables)        3,074       100,289
--------------------------------------------------------
                                              407,863
--------------------------------------------------------
MEXICO - 30.6%
ALFA Series A
   (Producer Manufacturing)      22,000       121,723
Corporacion GEO
   Series B (Financial)(b)       28,000       130,097
DESC Series B
   (Producer Manufacturing)(b)   21,000       137,051
Fomento Economico
    Mexicano Series B
    (Consumer Non-Durables)      26,000       121,949
Grupo Carso
    Series A-1 (Financial)       16,000        92,147
Grupo Financiero Bancomer
   Series B (Financial)         224,000        78,305
Grupo Industrial Maseca
   Series B
   (Producer Manufacturing)     126,000       123,267
Industias Series B
   (Producer Manufacturing)(b)   28,000        98,585
Panamerican Beverages ADR
   (Consumer Non-Durables)        7,620       220,980
Telefonos de Mexico ADR
   (Utilities)                    2,000        82,500
Tubos de Acero de Mexico
   (Non-Energy Minerals)(b)       8,000       131,984
--------------------------------------------------------
                                            1,338,588
--------------------------------------------------------
PERU - 5.7%
Credicorp ADR (Financial)         7,320       153,720
Telefonica de Peru ADR
   (Utilities)                    3,931        94,344
--------------------------------------------------------
                                              248,064
--------------------------------------------------------
VENEZUELA - 2.1%
Siderurgica Venezolana
   Sivensa ADR
   (Producer Manufacturing)      31,173        93,520
========================================================
TOTAL INVESTMENTS IN COMMON STOCKS
(COST:  $2,577,413).......................$ 2,958,664
========================================================

                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO



                                 FUND PORTFOLIO
                             IAI LATIN AMERICA FUND


                                 APRIL 30, 1997
                                   (UNAUDITED)

NON-CONVERTIBLE PREFERRED
STOCKS - 28.5%
                                              Market
                                Quantity    Value (a)
--------------------------------------------------------
BRAZIL - 26.2%
Centrais Electricas de Santa
   Catarina Series B
   (Utilities)(b)                64,000   $    90,259
Eletricidade de Sao Paulo
   Series B (Utilities)(b)      622,000       124,564
Energetica de Minas Gerais
   (Utilities)                2,700,000       121,825
Globex Utilidades
   (Consumer Durables)            6,900       123,261
Multicanal Participacoes ADR
   (Consumer Services)(b)         9,430       136,735
Petroleo Brasileiro
   (Energy Minerals)            630,000       132,385
Tecidos Norte de Minas
   (Process Industries)         344,000       144,249
Telecomunicacoes do Parana
   (Utilities)                  180,000       120,498
Vale Do Rio Doce
   (Non-Energy Minerals)          6,000       152,877
--------------------------------------------------------
                                            1,146,653
--------------------------------------------------------
COLOMBIA - 2.3%
Banco Ganadero ADR
   (Financial)                    3,699       102,185
========================================================
TOTAL INVESTMENTS IN NON-CONVERTIBLE
PREFERRED STOCKS
(COST:  $969,975).........................$ 1,248,838
========================================================
TOTAL INVESTMENTS IN SECURITIES
(COST:  $3,547,388)(c)....................$ 4,207,502
========================================================
OTHER ASSETS AND LIABILITIES (NET) - 3.9%
   .......................................$   168,186
========================================================
TOTAL NET ASSETS
   .......................................$ 4,375,688
========================================================

                    SEE ACCOMPANYING NOTES TO FUND PORTFOLIO



                             NOTES TO FUND PORTFOLIO
                             IAI LATIN AMERICA FUND


                                 April 30, 1997
                                   (unaudited)

                                       (a)
Market value of securities is determined as described in Note 1 to the financial statements, under "Security Valuation."

                                       (b)
Currently non-income producing security.

                                       (c)
At April 30, 1997, the cost of securities for federal in come tax purposes and the aggregate gross unrealized appreciation and depreciation based on that cost were as follows:

   Cost for federal income tax purposes........................ $  3,547,388
                                                                ============
   Gross unrealized appreciation............................... $    717,582

   Gross unrealized depreciation...............................      (57,468)
                                                                ------------
   Net unrealized appreciation................................. $    660,114
                                                                ============



                       STATEMENT OF ASSETS AND LIABILITIES
                             IAI LATIN AMERICA FUND


                                 APRIL 30, 1997
                                   (UNAUDITED)

ASSETS
Investments in securities, at market
    (Cost: $3,547,388)                                                                               $ 4,207,502
Cash in bank on demand deposit                                                                           149,763
Dividends and accrued interest receivable                                                                 18,423
------------------------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                                       4,375,688
------------------------------------------------------------------------------------------------------------------
LIABILITIES
    TOTAL LIABILITIES                                                                                         --
------------------------------------------------------------------------------------------------------------------
        NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                                           $ 4,375,688
==================================================================================================================

REPRESENTED BY:
Capital stock                                                                                        $     3,569
Additional paid-in capital                                                                             3,652,965
Undistributed net investment income                                                                       23,722
Accumulated net realized gains                                                                            35,347
Unrealized appreciation or depreciation on:
    Investment securities                                                           $   660,114
    Other assets and liabilities denominated in foreign currency                            (29)
------------------------------------------------------------------------------------------------------------------
                                                                                                         660,085
------------------------------------------------------------------------------------------------------------------
        TOTAL - REPRESENTING NET ASSETS APPLICABLE TO OUTSTANDING CAPITAL STOCK                      $ 4,375,688
==================================================================================================================
        Shares of capital stock outstanding; authorized 10 billion shares
           of $.01 par value stock                                                                       356,900
------------------------------------------------------------------------------------------------------------------
        NET ASSET VALUE PER SHARE OF OUTSTANDING CAPITAL STOCK                                       $     12.26
==================================================================================================================

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



                             STATEMENT OF OPERATIONS
                             IAI LATIN AMERICA FUND


                PERIOD FROM DECEMBER 12, 1996* TO APRIL 30, 1997
                                   (UNAUDITED)

NET INVESTMENT INCOME
    INCOME
       Dividends (net of foreign income taxes withheld of $2,469)                                    $    44,652
       Interest                                                                                            8,781
------------------------------------------------------------------------------------------------------------------
           TOTAL INCOME                                                                                   53,433
------------------------------------------------------------------------------------------------------------------
    EXPENSES
       Management fees                                                                                    44,568
       Compensation of Directors                                                                              86
------------------------------------------------------------------------------------------------------------------
           TOTAL EXPENSES                                                                                 44,654
           Less fees  waived or reimbursed by Advisers                                                   (14,943)
------------------------------------------------------------------------------------------------------------------
           NET EXPENSES                                                                                   29,711
------------------------------------------------------------------------------------------------------------------
           NET INVESTMENT INCOME                                                                          23,722
------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
    Net realized gains (losses) on:
       Investment securities                                                        $    42,546
       Foreign currency transactions                                                     (7,199)
------------------------------------------------------------------------------------------------------------------
                                                                                                          35,347
    Net change in unrealized appreciation or depreciation on:
       Investment securities                                                        $   660,114
       Other assets and liabilities denominated in foreign currency                         (29)
------------------------------------------------------------------------------------------------------------------
                                                                                                         660,085
------------------------------------------------------------------------------------------------------------------
           NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY                                                  695,432
------------------------------------------------------------------------------------------------------------------
           NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $   719,154
==================================================================================================================

*    COMMENCEMENT OF OPERATIONS

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



                       STATEMENT OF CHANGES IN NET ASSETS
                             IAI LATIN AMERICA FUND

                                                                                                    Period from
                                                                                                 December 12, 1996*
                                                                                                 to April 30, 1997
------------------------------------------------------------------------------------------------------------------
OPERATIONS                                                                                           (UNAUDITED)
     Net investment income                                                                           $    23,722
     Net realized gains                                                                                   35,347
     Net change in unrealized appreciation or depreciation                                               660,085
------------------------------------------------------------------------------------------------------------------
         NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            719,154
------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                                                    --
     Net realized gains                                                                                       --
------------------------------------------------------------------------------------------------------------------
         TOTAL DISTRIBUTIONS                                                                                  --
------------------------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
     Net proceeds from 398,926 shares sold                                                             4,149,024
     Cost of 42,026 shares redeemed                                                                     (492,490)
------------------------------------------------------------------------------------------------------------------
         INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                                        3,656,534
------------------------------------------------------------------------------------------------------------------
         TOTAL INCREASE IN NET ASSETS                                                                  4,375,688

     NET ASSETS AT BEGINNING OF PERIOD                                                                        --
------------------------------------------------------------------------------------------------------------------
     NET ASSETS AT END OF PERIOD                                                                     $ 4,375,688
==================================================================================================================
         INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF:                                           $    23,722
==================================================================================================================

*    COMMENCEMENT OF OPERATIONS

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS




                              FINANCIAL HIGHLIGHTS
                             IAI LATIN AMERICA FUND


  PER SHARE DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD
        AND SELECTED INFORMATION FOR THE PERIOD INDICATED IS AS FOLLOWS:

                                                                                                     Period from
                                                                                                  December 12, 1996+
                                                                                                    April 30,1997
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE                                                                                       (UNAUDITED)
    Beginning of period                                                                              $     10.00
------------------------------------------------------------------------------------------------------------------

OPERATIONS
    Net investment income                                                                                    .07
    Net realized and unrealized gains                                                                       2.19
------------------------------------------------------------------------------------------------------------------
       TOTAL FROM OPERATIONS                                                                                2.26
------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                                                                     --
    Net realized gains                                                                                        --
------------------------------------------------------------------------------------------------------------------
       TOTAL DISTRIBUTIONS                                                                                    --
------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
    End of period                                                                                    $     12.26
==================================================================================================================

Total investment return*                                                                                   22.60%

Net assets at end of period (000's omitted)                                                          $     4,376

RATIOS
    Expenses to average net assets***                                                                       2.00%**
    Net investment income to average net assets***                                                          1.60%**
    Average brokerage commission rate****                                                            $    0.0014
    Portfolio turnover rate
       (excluding short-term securities)                                                                    12.0%



* TOTAL INVESTMENT RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AT NET ASSET VALUE.

**   ANNUALIZED

*** THE FUND'S ADVISER VOLUNTARILY WAIVED $14,857 FOR THE PERIOD ENDED APRIL 30, 1997. IF THE FUND HAD BEEN CHARGED THESE EXPENSES, THE RATIO OF EXPENSES TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 3.00% AND THE RATIO OF NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN 0.60%. EXPENSES IN EXCESS OF 2.00% OF AVERAGE DAILY NET ASSETS WILL BE VOLUNTARILY WAIVED THROUGH MARCH 1, 1998.

**** THE FUND IS REQUIRED TO DISCLOSE AN AVERAGE BROKERAGE COMMISSION RATE. THE
     COMPARABILITY OF RATES BETWEEN DOMESTIC AND FOREIGN EQUITIES MAY BE AFFECTED BY THE FACT THAT COMMISSION RATES PER SHARE CAN VARY SIGNIFICANTLY AMONG FOREIGN COUNTRIES.

+    COMMENCEMENT OF OPERATIONS




                          NOTES TO FINANCIAL STATEMENTS
                             IAI LATIN AMERICA FUND


                                 APRIL 30, 1997
                                   (UNAUDITED)

[1] SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

IAI Investment Funds III, Inc. is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. IAI Latin America Fund (the Fund) is a separate portfolio of IAI Investment Funds III, Inc. The Fund commenced operations on December 12, 1996. The Fund has a primary objective of capital appreciation through investment in equity securities of Latin American issuers. This report covers only the IAI Latin America Fund.

Significant accounting policies followed by the Fund are summarized below:

SECURITY VALUATION

Securities traded on national or international securities exchanges are valued at the last reported sales price at the close of each business day. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, the last reported bid price is used. Such valuations are obtained from pricing services or are supplied by dealers.

Securities for which quotations are not readily available are valued at their fair value as determined in good faith using consistently applied procedures under the general supervision of the Board of Directors.

Short-term securities with maturities of 60 days or less from the date of initial acquisition are valued at amortized cost. Short-term securities with maturities greater than 60 days from the date of initial acquisition are marked-to-market on a daily basis.


FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

The Fund invests in foreign securities. The market value of securities and other assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the closing rate of exchange. Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date and are recorded in realized and unrealized appreciation or depreciation on foreign currency transactions. Exchange gains (losses) may also be realized between the trade and settlement dates on security and foreign currency contract transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to hedge against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

FEDERAL TAXES

Since it is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders, no provision for income taxes is required. In order to avoid the payment of any federal excise taxes, the Fund is required to distribute substantially all of its net investment income and net realized gains on a calendar year basis.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFICs), and losses deferred due to "wash sales". The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes.

The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation. The Fund accrues such taxes as applicable.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

The Fund records security transactions on trade date, the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Security gains and losses are determined on the basis of identified cost, which is the same basis used for federal income tax purposes. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-date. Distributions from net investment income are made semi-annually. Capital gains, if any, are primarily distributed at the end of the calendar year. Additional capital gains distributions, as needed to comply with federal tax regulations, are distributed during the year.

CONCENTRATION OF RISK

Investments concentrated in Latin American countries may involve greater risks than investments in U.S. issuers and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income in generates, as well as the Fund's ability to repatriate such amounts.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

[2] COMMITMENTS AND CONTINGENCIES

For purposes of obtaining certain types of insurance coverage for the Fund and its officers and directors, the Fund is a policyholder in an industry-sponsored mutual insurance company (the Company). In connection with its obligation as a policyholder, the Fund is committed to make future capital contributions, if requested by the Company.

The Fund has available a $250,000 line of credit with a bank at the prime interest rate. To the extent funds are drawn against the line, securities are held in a segregated account. No compensating balances or commitment fees are required under the line of credit. There were no borrowings outstanding at April 30, 1997

[3] FEES AND EXPENSES

Under terms of the Fund's Management Agreement Investment Advisers, Inc., (Advisers) is required to pay for all expenses of the Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the Fund paying an all inclusive management fee (unified fee) to Advisers. The Management Agreement further provides that Advisers will reimburse the Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. This fee is paid monthly and is equal to an annual rate of 3.00% of the Fund's average daily net assets, which declines to 2.65% as the Fund's assets increase. Until March 1, 1998, Advisers has voluntarily agreed to waive its fee in excess of 2.00% of the Fund's average daily net assets.

[4] INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES

For the period ended April 30, 1997, purchases of securities and sales proceeds, other than investments in short-term securities, for the Fund aggregated $3,942,463 and $438,215, respectively.



                             IAI MUTUAL FUND FAMILY
                             IAI LATIN AMERICA FUND

                                 APRIL 30, 1997
                                   (UNAUDITED)


TO DIVERSIFY YOUR PORTFOLIO, PLEASE CONSIDER ALL OF THE MUTUAL FUNDS IN OUR FUND FAMILY

                                                      SECONDARY
IAI FUND                      PRIMARY OBJECTIVE       OBJECTIVE               PORTFOLIO COMPOSITION
------------------------------------------------------------------------------------------------------------------------------------
IAI DEVELOPING                Capital Appreciation      --                    Equity securities of companies in developing countries
COUNTRIES FUND
------------------------------------------------------------------------------------------------------------------------------------


IAI INTERNATIONAL FUND        Capital Appreciation    Income                  Equity securities of non-U.S. companies
------------------------------------------------------------------------------------------------------------------------------------


IAI LATIN AMERICA FUND        Capital Appreciation      --                    Equity securities of Latin American issuers
------------------------------------------------------------------------------------------------------------------------------------


IAI EMERGING GROWTH FUND      Capital Appreciation      --                    Common stocks of small- to medium-sized
(CLOSED TO NEW INVESTORS AS OF 2/1/96)                                        emerging growth companies
------------------------------------------------------------------------------------------------------------------------------------


IAI CAPITAL                   Capital Appreciation      --                    Common stocks of small- to medium-sized
APPRECIATION FUND                                                             growth companies
------------------------------------------------------------------------------------------------------------------------------------


IAI MIDCAP GROWTH FUND        Capital Appreciation      --                    Common stocks of medium-sized growth companies
------------------------------------------------------------------------------------------------------------------------------------


IAI REGIONAL FUND             Capital Appreciation      --                    Common stocks of Upper Midwest companies
------------------------------------------------------------------------------------------------------------------------------------


IAI GROWTH FUND               Capital Appreciation      --                    Common stocks with potential for above-average
                                                                              growth and appreciation
------------------------------------------------------------------------------------------------------------------------------------


IAI VALUE FUND                Capital Appreciation      --                    Common stocks which are considered to be undervalued
------------------------------------------------------------------------------------------------------------------------------------


IAI GROWTH AND INCOME FUND    Capital Appreciation    Income                  Common stocks with potential for long-term
                                                                              appreciation, and common stocks that are expected to
                                                                              produce income
------------------------------------------------------------------------------------------------------------------------------------

IAI BALANCED FUND             Total Return            Income                  Common stocks, investment-grade bonds and
                              [CAPITAL APPRECIATION                           short-term instruments
                              + INCOME]
------------------------------------------------------------------------------------------------------------------------------------


IAI BOND FUND                 Income                  Capital Preservation    Investment-grade bonds
------------------------------------------------------------------------------------------------------------------------------------


IAI GOVERNMENT FUND           Income                  Capital Preservation    U.S. Government securities
------------------------------------------------------------------------------------------------------------------------------------


IAI RESERVE FUND              Stability/Liquidity     Income                  The portfolio has a maximum average maturity of
                                                                              25 months, investing primarily in investment-grade
                                                                              bonds
------------------------------------------------------------------------------------------------------------------------------------


IAI MONEY MARKET FUND         Stability/Liquidity     Income                  The portfolio's average dollar-weighted maturity is
                                                                              less than 90 days, investing in high quality, money
                                                                              market securities
------------------------------------------------------------------------------------------------------------------------------------






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                               INVESTMENT ADVISER
                                   AND MANAGER

                            Investment Advisers, Inc.
                                  P.O. Box 357
                         Minneapolis, MN 55440-0357 USA
                                  800.945.3863
                                  612.376.2700
                             http://www.iaifunds.com


                                    CUSTODIAN

                          Norwest Bank Minnesota, N.A.
                               Sixth and Marquette
                              Minneapolis, MN 55479


                                  LEGAL COUNSEL

                              Dorsey & Whitney LLP
                             220 South Sixth Street
                              Minneapolis, MN 55402


                              INDEPENDENT AUDITORS

                              KPMG Peat Marwick LLP
                               4200 Norwest Center
                              Minneapolis, MN 55402


                                    DIRECTORS

                                 Madeline Betsch
                               W. William Hodgson
                                 George R. Long
                                  Noel P. Rahn
                                J. Peter Thompson
                               Charles H. Withers





                                   [LOGO] IAI

                                  MUTUAL FUNDS

   3700 FIRST BANK PLACE, P.O. BOX 357, MINNEAPOLIS, MINNESOTA 55440-0357 USA
                                FAX 612.376.2737

                                  800.945.3863
                                  612.376.2700